Exhibit 99.2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in these presentations are forward-looking. These may be identified by the use of forward-looking words or phrases such as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential," among others. These forward-looking statements are based on Applera Corporation's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Applera Corporation notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of Celera Genomics' business include but are not limited to (1) expected operating losses; (2) dependence on the continued assembly and annotation of the human and other genomes; (3) uncertainty of revenue growth; (4) unproven use of genomics information to develop or commercialize products; (5) intense competition in the industry in which Celera Genomics operates; (6) dependence on customers in, and the risks that affect, the pharmaceutical and biotechnology industries; (7) reliance on strategic relationship with the Applied Biosystems Group; (8) potential product liability claims; (9) potential liabilities related to use of hazardous materials; (10) lengthy sales cycles; (11) dependence on the unique expertise of its scientific and management staff; (12) uncertainty and availability of patent, copyright, and intellectual property protection and the ability to protect trade secrets, and the risk that Celera Genomics may become the subject of infringement claims; (13) dependence on computer hardware, software, and Internet applications; (14) potential adverse effect on Celera Genomics' intellectual property protection and the value of its products and services due to public disclosure of genomics sequence data, (15) Celera Genomics' need for access to biological materials; (16) legal, ethical, and social issues which could affect demand for products; (17) the possibility of disruptions which could be caused by rapid growth of the business; (19) potential for government regulation of Celera Genomics' or its customers' products and services; (19) risks associated with future acquisitions, including that they may be unsuccessful; (20) uncertainty of the outcome of existing stockholder litigation; (21) lengthy and uncertain development cycles for therapeutic and diagnostic products, and Celera Genomics' unproven ability to develop or commercialize such products; (22) the risk that the Axys business will not be integrated successfully into Celera Genomics, and the unanticipated costs of such integration; (23) the risk that the collaborations established by Axys will not be successful and that clinical trials will not proceed as anticipated or may not be successful; (24) Celera Diagnostics' unproven ability to discover, develop, and commercialize novel diagnostic tests and the uncertainty that Celera Diagnostics will become profitable; and (25) other factors that might be described from time to time in Applera Corporation's filings with the Securities and Exchange Commission.

Applera
Corporation

Investor Day
for
Celera Genomics Group
and
Celera Diagnostics

A Joint Venture with Applied Biosystems

Pierre Hotel
New York City
December 12, 2001



CELERA

CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

AGENDA

WELCOME/INTRODUCTION		9:00 – 9:10 a.m.
	PETER DWORKIN	Vice President, Investor Relations – Applera Corp.
	TONY WHITE	Chief Executive Officer, Chairman – Applera Corp.
CELERA DIAGNOSTICS		9:10 – 10:35
	KATHY ORDOÑEZ	President
	TOM WHITE	Vice President, Research & Development
	Q & A	
BREAK		10:35 – 10:50
CELERA GENOMICS		10:50 – 12:30 p.m.
	J. CRAIG VENTER	President, Chief Scientific Officer
	JASON MOLLE	General Manager, Online Business
	SCOTT PATTERSON	Vice President, Proteomics
	STEPHEN HOFFMAN	Senior Vice President, Biologics
	MIKE VENUTI	General Manager, Celera So. San Francisco
	Q & A	

Statements presented which are not historical facts, including, but not limited to, those relating to revenue growth, financial targets, product and marketing prospects, and product demand, are forward looking statements and are subject to a variety of risks and uncertainties. Many factors could cause actual results to differ materially from those stated or projected. Additional information concerning these factors is contained in the Company's other filings with the Securities and Exchange Commission.


Applera
Corporation
Life Sciences
Commitment
Technology
Knowledge
Instrument systems, reagents,
and related services
(NYSE: ABI)
Information,
therapeutic discovery
(NYSE: CRA)
Applied
Biosystems
www.appliedbiosystems.com
Systems
Assay Content
CELERA
an Applera Corporation Business
www.celera.com
CELERA DIAGNOSTICS

Applera Reporting Structure


Tony White
CEO & Chairman
Applera Corporation
Executive Committee
Michael W. Hunkapiller, Ph.D.
President
Applied Biosystems
J. Craig Venter, Ph.D.
President & Chief Scientific Officer
Celera Genomics
Kathy Ordoñez
President
Celera Diagnostics

Applied Biosystems

CELERA


Instruments
and Technologies
Data and
Discovery Power
Diagnostic
Expertise

CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

Introduction to Celera Diagnostics

A Joint Venture with Applied Biosystems

Kathy Ordoñez, President

Tom White, Vice President - R&D

Investor Day, New York City

December 12, 2001

Revolution in Health Care



Identify and treat the **cause** of disease rather than its **symptoms**

Provide for **earlier intervention** through:

- Prediction of disease predisposition
- Earlier disease detection
- Disease characterization

Optimize the potential for **successful therapy** by:

- Individualizing treatment selection
- Monitoring effectiveness of therapy
- Avoidance of toxicity or adverse reactions

Complex Diseases

Caused by **multiple genetic alterations** in several different genes

Influenced by **heredity** and **environment**

Thought to be unavoidable **consequence of aging**

Enormous **cost** to health care system





"New Diagnostics" - A Key Driver of New Advances in Health Care

Viral Load Testing

Compelling Example of "New Diagnostics"

Death from AIDS in the US climbed to over 40,000 per year until the introduction, in 1994, of protease and combination therapy, monitored with viral load testing

The combination became the standard of care and resulted in an immediate reduction in fatalities and improved quality of life for those affected


45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1987
1989
1991
1993
1995
1997

Source: National Center for Health Statistics

Economics of “New Diagnostics”



Price Per Test Paid by Laboratories
>$120
100
80
60
40
20
0
Serology
Viral Load
Genotyping

"New Diagnostics" (viral load testing and genotyping) have been valued in the market at 30 to 100 - fold premium over traditional *in vitro* diagnostic (IVD) tests

Diagnostics that improve human health and reduce the overall cost of health care will be valued at a premium
- if their socio-economic utility is demonstrated at introduction

Pharmaceutical companies will rely on "new diagnostics" to stratify and monitor patients, avoiding side effects and improving clinical trial efficiency

Source: SB Morgenzstern

IVD Market

Finding "New Diagnostics"

Discipline	1999 Sales (MM)	2000E Sales (MM)	% Change	'00 – '04 CAGR %
Immunoassays	**$4,060**	**$4,155**	**2**	**2 - 5**
Glucose Monitoring	3,405	3,770	11	10 - 15
Clinical Chemistry	3,385	3,485	3	1- 3
Blood Processing	1,545	1,575	2	2- 4
Microbiology	1,580	1,540	(3)	(1 – 2)
Hematology	1,200	1,215	1	1 - 3
Nucleic Acid Testing	**640**	**805**	**26**	**25 - 35**
Critical Care	755	795	5	3 – 5
Point-of-Care	655	725	11	10 - 12
Coagulation	690	690	0	0 - 3
Flow Cytometry	470	590	26	10 - 15
Other	925	955	3	2 - 3
Total	**$19,310**	**$20,300**	**5**	**3 - 5**

Merrill Lynch, *In Vitro* Diagnostics, Nov 2000

Existing NAT Market

$1B - Primarily Infectious Disease Testing



Hepatitis
22%
Other
37%
HIV
22%
STD
19%

SG Cowen, IVD Industry, Sept 2001;

Front Line Strategic Management Consulting, Inc. July 2001

New Genetic NAT Opportunities

Stratification and Monitoring

Patient Stratification

Predisposition to disease

Disease type

Progression

Drug selection

Dose selection

Toxicity avoidance



Patient Monitoring

Disease initiation

Progression

Severity

Drug efficacy

Drug toxicity

Our Competitive Advantage

Capabilities and Experience from Discovery to Market


Test Selection
Discovery
Products
Commercialization

Celera Diagnostics has the critical mass, expertise and resources to manage all four steps in the process

Our discovery power is the key differentiating factor


Applied Biosystems
CELERA
Instruments and Technologies
Data and Discovery Power
Diagnostic Expertise
CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

AB – Celera Joint Venture

50/50 Ownership of Celera Diagnostics



Applied Biosystems
Employees
Existing business
Sequencing technologies
PCR & detection technologies
Patents and know-how
Instruments
Licenses
Distribution
Cash
CELERA DIAGNOSTICS
Novel actionable diagnostics to improve human health
CELERA
Databases
Bioinformatics
Computational power
Sequencing
New proteins
Patents
Expertise
Cash


1401

Located in Alameda, California

66,000 square feet of laboratory and office space

Previously used for IVD development and production

Includes industrial-scale genotyping and gene expression discovery laboratory

CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

Discovery Laboratory

Industrial-Scale Genotyping and Gene Expression



The People of Celera Diagnostics

- 125 employees today
- Diverse backgrounds – experience with IVD suppliers, genomics companies and pharmaceutical industry
- Initial focus on hiring discovery staff is nearly complete
- Current staffing focus on development, manufacturing, quality, clinical affairs and regulatory functions
- Expect to reach critical mass of about 180 - 200 people next fiscal year

Product Strategy

Prioritization Process


Over 200 major diseases and medical conditions
Unmet Diagnostic Need
Actionable Result
Revenue potential
Feasibility
Gene - disease association study design

Assay Priorities

Balanced Mix of Opportunities



Predisposition
Early Detection
Disease Characterization
Treatment Selection
Progression Monitoring
Infectious Disease
CNS Disorders
Cardiovascular Disease
Inflammation
Host Response
Cancer
Primary Claim
Secondary Claim

Product Strategy

Optimize return from tests on AB sequencing platforms

Enter market with selected infectious disease and early genetic tests, using existing AB instrument platforms

As genetic marker discovery progresses, add new genetic and cancer tests

Move tests to IVD platforms, based on AB instrument modules



Discovery Approach

Our Unique Advantage

Use Candidate Gene and Whole Genome Reagent Sets to discover new diagnostic markers – augmented by Applera SNP Discovery Project

Perform industrial-scale disease association studies with thousands of samples – comparing results from patients with characterized disease to case controls

Configure markers identified by association studies into diagnostic "constellations" with proven and patentable clinical utility



Diagnostic Constellation SM

Discovery Strategy

Diagnostic Marker Discovery Identifies Link between SNPs and Disease


ACTCAGTT
ACTCAGTG

94% of General Population

6% of General Population
30% of Disease Population

Single Nucleotide Polymorphism (SNP)

Identification of Diagnostic Markers

Linkage

Inherited diseases of families and isolated “founder” populations

Genes and mutations discovered for rare diseases

Hard to find disease gene because too many candidate genes are shared by families



Identification of Diagnostic Markers

Linkage Disequilibrium


gene
gene

Assays for SNPs are set up at evenly spaced intervals across genome or chromosome region of interest

Identifies those SNPs closer to the disease gene because they are inherited together

Narrows search to chromosomal regions with many candidate genes

Most SNPs are in genomic “desert” – not in genes

Identification of Diagnostic Markers

Haplotyping

Looks for large chromosomal regions inherited as "blocks"

Simplifies disease association studies by studying blocks

Studies delayed until haplotypes are found


gene
gene

Identification of Diagnostic Markers

SNPs in Candidate Genes


gene
gene

Limited to validated SNPs in genes of known function

Focus on search for new drug targets – not diagnostics

Limitations of Current Methods

- Slow and expensive
- Trial and error to find disease gene(s) and SNPs
- Studies use few patients – have low statistical power
- Disregards 40% of genome with currently unknown function

Celera Diagnostics Approach

Focus on Functional SNPs

Disease-causing variation is likely to be in genes (coding, regulatory and splice regions)

Change amount, function or stability of protein

Most are yet undiscovered



Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power


cell adhesion (577, 1.9%)
chaperone (159, 0.5%)
transcription factor (1850, 6.0%)
nucleic acid enzyme (2308, 7.5%)
nucleic acid binding
structural protein of muscle (296, 1.0%)
transporter (535, 1.7%)
signaling molecule (376, 1.2%)
receptor (1543, 5.0%)
kinase (868, 2.8%)
transferase (618, 2.0%)
oxidoreductase (656, 2.1%)
lyase (117, 0.4%)
ligase (56, 0.2%)
isomerase (163, 0.5%)
hydrolase (1227, 4.0%)
enzyme

Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power


cell adhesion (577, 1.9%)
miscellaneous (1318, 4.3%)
viral protein (100, 0.3%)
transfer/carrier protein (203, 0.7%)
transcription factor (1850, 6.0%)
nucleic acid enzyme (2308, 7.5%)
signaling molecule (376, 1.2%)
receptor (1543, 5.0%)
kinase (868, 2.8%)
select regulatory molecule (988, 3.2%)
transferase (618, 2.0%)
synthase and synthetase (313, 1.0%)
oxidoreductase (656, 2.1%)
lyase (117, 0.4%)
ligase (56, 0.2%)
isomerase (163, 0.5%)
hydrolase (1227, 4.0%)
chaperone (159, 0.5%)
cytoskeletal structural protein (876, 2.8%)
extracellular matrix (437, 1.4%)
immunoglobulin (264, 0.9%)
ion channel (406, 1.3%)
motor (376, 1.2%)
structural protein of muscle (296, 1.0%)
protooncogene (902, 2.9%)
select calcium binding protein (34, 0.1%)
intracellular transporter (354, 1.1%)
transporter (533, 1.7%)
nucleic acid binding
signal transduction
enzyme
GO categories
molecular function unknown (12809, 41.7%)
Panther categories

Move to Whole Genome Scans

Add SNPs discovered from Applera SNP Discovery Project for genotyping of all genes

Applera SNP Discovery Project Will Advantage Celera Diagnostics

Re-sequence genes from 40 to 50 individuals

Discover SNPs in genes with greatest medical value

Confirm predicted genes and obtain haplotypes

Expect to discover thousands of new functional SNPS



Discovery Plan for Expression Markers

- PCR quantitation on mRNA samples
- Cost-effective
- 100 times greater sensitivity than DNA chips
- Broader quantitative range and significantly more accurate
- Greater flexibility to study new mRNA variants than chips
- Comparison of Celera human and mouse genomes will aid effort

Medical Utility

Incorporating New Diagnostics into Health Care Decisions



Cholesterol (mg/ml)
160
200
240
280
320
Systolic Blood Pressure (mm)
180
160
140
120
SNPs
1
2
3
4
5
Expression
4
3
2
1
Risk
Very High
High
Moderate
Mild
Low

Instrument Platform Strategy

Migrate from Research to IVD Systems


ABI 3700 or 3100
Multiplexing System
Integrated IVD System
ABI 7000
Integrated IVD System
Complexity
High
Medium
Low
Time

Genotyping and Gene Expression on Same Platforms

Product Development Process


Begin IVD Sales
Regulatory Review
Prepare Global Registration
Clinical & Economic Trials
Manufacturing
Begin Sales of Analyte Specific Reagents
Development
Design Prototype
Useful Markers
Time

Commercialization Plan

Target Customers

Large reference laboratories and medical centers

Medium to large hospitals and reference laboratories

Strategy

Partner with pharmaceutical companies and customers

Market selected ASR's to CLIA certified labs

During clinical trial phase, develop economic claims to support product at IVD launch



Association studies
Collaborations
ASRs
IVDs

Perception of medical and economic value will drive penetration

Commercialization

Celera Diagnostics

Research
Product Development
Manufacturing
Registration
Distributor Support

→

Distribution Partner

System Assembly
Sales
Marketing
Distribution
Technical Support

ViroSeq™ Genotyping System

First Product – Based on AB Development


ViroSeq™
HIV Genotyping
System
User's Manual
ViroSeq™
HIV Genotyping
System Software

510(k) submission in July

In dialogue with FDA

Cystic Fibrosis testing available through ASRs

Financial Model

Early View

- Current expense rate is \$55 - \$65 million annually, including Applera SNP Discovery Project
- Expense rate expected to remain fairly constant over next 2 – 3 years
- During fiscal '03 and '04, expect revenue growth due to introduction of new products
- Move into profitability during fiscal '05 or '06

Our Competitive Advantages

Celera and Applied Biosystems resources

Focus on unmet diagnostic needs of highest value

High throughput, cost-effective SNP and expression marker discovery

Coordinated approaches for genotyping, expression and proteomics

Capabilities and experience from discovery to market

Diagnostic Constellation SM

J. CRAIG VENTER Ph.D.

PRESIDENT, CHIEF SCIENTIFIC OFFICER

ACCELERATE DISCOVERY

DISCOVERY CAN'T WAIT



CELERA

EVOLVING FROM A SUCCESSFUL GENOMICS BUSINESS...

CELERA GENOMICS

The foundation that enables discovery

Online information

Discovery services

CELERA

...TO A NEXT-GENERATION BIOPHARMACEUTICAL COMPANY

THERAPEUTICS
Small molecules
Antibodies
Cellular immunotherapies

DIAGNOSTICS
Celera Diagnostics Joint venture with Applied Biosystems
Molecular diagnostics

CELERA GENOMICS
The foundation that enables discovery
Online information
Discovery services

SEQUENCING OF THE HUMAN GENOME

AN ENABLING ACCOMPLISHMENT

- Basis for the online business
- Key tool in protein identification from peptide analysis
- SNP data for diagnostics, predictive tox


Science
THE HUMAN GENOME

CELERA

A POWERFUL RELATIONSHIP

CELERA

Applied Biosystems

CELERA DIAGNOSTICS

A POWERFUL RELATIONSHIP: KEY BENEFITS

CELERA

Applied Biosystems

CELERA DIAGNOSTICS

Value

- Faster revenues from diagnostics vs drugs
- Therapeutic rights flow back to Celera

Synergy

- Overlapping research objectives
- Joint third party collaborations

GENOME RESEQUENCING PROGRAM

Resequence the genes and regulatory regions of 40-50 individuals

Characterize SNPs

New SNP/haplotype product for CDS

New therapeutic targets

Useful data for drug discovery– predictive toxicology and drug efficacy

CELERA'S GOALS TODAY

ARTICULATE THE STRATEGY, RATIONALE, & VALUE PROPOSITION

- Online business
- Therapeutics

THE GENOME—FRAMEWORK FOR THE ONLINE BUSINESS


Software
Genes
Variation & Disease
Protein Structure
Expression Data
Interaction & Pathway
Genome
Functional Data
Assay Platforms
Literature
HTS Data
Reagents & E-commerce
Toxicology Data
Clinical Trials

JASON MOLLÉ

GENERAL MANAGER, ONLINE BUSINESS

ACCELERATE DISCOVERY



DISCOVERY CAN'T WAIT

CELERA

CELERA'S ONLINE BUSINESS STRATEGY:
The Information Company for Biology

- Continue growth in revenue, customer base in our primary market
- Strive to become:
  - the reference standard in genomic analysis
  - the standard for biological data integration
- Develop opportunities beyond the primary market

THE PROBLEM:
BIOLOGICAL DISCOVERY LEADS TO DATA OVERLOAD



comparative genomics

genetic variation

Genomics



gene regulation

genome sequences

protein expression

model organisms



Proteomics

protein-protein interactions

tissue distribution

pathways



gene identification

in situ localization





Transcriptomics

3-D structure

protein-ligand interactions

differential expression

additional annotation



alternative splicing

Managing and interpreting these data is critical for Discovery!

PRINCIPLES OF SUCCESSFUL INFORMATION COMPANIES:

DATA INTEGRATION AND CLASSIFICATION

THOMSON

REED ELSEVIER

REUTERS

Bloomberg

LexisNexis

THIS IS ESPECIALLY TRUE FOR BIOLOGICAL INFORMATION:

CELERA

Celera is in a unique position to integrate and classify these data and serve the Life Sciences and medical information markets.

CELERA'S SOLUTION



- **Unique proprietary information**
  Human, mouse and other genomes, comparative genomics, literature mining, expression analysis, proteomics



- **Data aggregation and integration**
  Public, proprietary and customer data in a consistent data model, establishing reliable links among disparate data sets



- **Data refinement and interpretation**
  Quality control, data reduction, expert analysis and curation



- **Expertise**
  Domain knowledge, informatics research, IT infrastructure, software engineering

BIOLOGY IS ENCODED IN THE GENOME


Genome

THE GENOME—FRAMEWORK FOR ORGANIZING BIOLOGICAL INFORMATION


Genes
Variation & Disease
Expression Data
Functional Data
HTS Data
Clinical Trials
Toxicology Data
Literature
Interaction & Pathway
Protein Structure
Genome

Celera is integrating the critical data sets needed for drug discovery!

Celera is becoming the reference standard in genomic analysis


Software
Genes
Variation & Disease
Protein Structure
Expression Data
Interaction & Pathway
Genome
Functional Data
Assay Platforms
Literature
HTS Data
Reagents & E-commerce
Toxicology Data
Clinical Trials

Celera is integrating information with assays and reagents critical for drug discovery!

Partnerships are a key component of diversification


Software
Genes
Variation & Disease
Protein Structure
Expression Data
Interaction & Pathway
Genome
Functional Data
Assay Platforms
Literature
HTS Data
Reagents & E-commerce
Toxicology Data
Clinical Trials

KEGG
HGMD
AlphaGene
ORACLE
genzyme
WILEY Publishers Since 1807
Virtual Genetics
inpharmatica
LYNX
Applied Biosystems
GENOMICA
Spotfire
Invitrogen life technologies
LION
GeneFormatics
StructuralGenomiX

TAKING THE PRODUCTS TO MARKET:

Within the Academic, Biotech, and Pharmaceutical markets there are two classes of data users:



Interactive Users



High Throughput Users

TAKING THE PRODUCTS TO MARKET:
INTERACTIVE USERS



- Researchers working on Discovery
- Integration of information and assays is key to their workflows



Celera Discovery System™ is the current market leader for this class

- >50,000 potential users
- >$250 million market opportunity
- Deliver high value while managing costs

TAKING THE PRODUCTS TO MARKET:
HIGH THROUGHPUT USERS



- Data are core to their research
- Need custom solutions






Celera Discovery Solutions™ combine data and expertise to solve customer's problems

- 100 top biopharm companies
- Several large government and academic centers
- >$100 million market Opportunity
- Solutions allow customers to focus on discovery

CELERA'S ONLINE BUSINESS:

What to expect in the next 6 – 18 months:

- Roll out of integrated Applications for Target Discovery
  - Comparative genomics
  - mRNA expression
  - Gene regulation
  - Protein structure & function
  - Literature
- Establishing Celera's data as the assay platform standard
- Solution development catering to high-throughput users
- New relationships supporting these products and assays

FUTURE MARKET OPPORTUNITIES

As Celera establishes itself as the market standard, numerous opportunities present themselves


Research
Academic
Biotech
Pharma
Support
Acquired Knowledge
Celera Genomics
Reference platform of Biology
Personalized Medicine
Education
Forensics
Nutrition
Diagnostics
Clinical Trials

SUMMARY

Celera is:

- Building the Gold Standard of genomic annotation
- Establishing relationships with best-of-breed data, software and hardware vendors
- Identifying potential opportunities in Personalized Medicine and other markets

Celera's Online Business will be profitable this fiscal year

J. CRAIG VENTER Ph.D.

PRESIDENT, CHIEF SCIENTIFIC OFFICER

ACCELERATE DISCOVERY

DISCOVERY CAN'T WAIT



CELERA

[redacted] THERAPEUTICS

[redacted] DIAGNOSTICS

Celera Diagnostics Joint venture with Applied Biosystems

CELERA GENOMICS

CELERA

DRUG DISCOVERY: LAYING THE FOUNDATION

- Produced CDS and genomes
- Developed parallel approaches to target identification
- Built a powerful proteomics factory
- Added small molecule platform
- Selected first diseases for therapeutic focus
- Established novel chemical annotation strategy

CELERA'S THERAPEUTIC DISCOVERY APPROACH

HIGH THROUGHPUT PARALLEL PROCESSES

USE THE DRUG TO VALIDATE THE TARGET

COME UP WITH THE DRUG AND THE TARGET SIMULTANEOUSLY

OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

- Novel genes have been identified from human genome sequence
- Selecting novel gene(s) in specific target families (i.e.,proteases)
- Associate targets with disease processes and pathways

SELECTIVELY MOVE INTO HIGH THROUGHPUT SCREENING
USE SMALL MOLECULES TO VALIDATE THE TARGET

OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

- Disease selection to focus therapeutic discovery effort
- Prioritize protein classes to study
- Employ differential protein expression analysis to identify candidate targets and markers

USE ANTIBODIES AND SMALL MOLECULES TO VALIDATE THE TARGET

OUR DISCOVERY PROCESS: MAXIMIZING OPPORTUNITIES



Antibody Immunotherapeutics
Cellular Immunotherapeutics
Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers
Discovery Pipeline
Research
Pre-Clinical
Small Molecules
Diagnostic Markers

CELERA DIAGNOSTICS

CELERA

USING THE CANDIDATE DRUG TO VALIDATE THE TARGET


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers
Antibody Immunotherapeutics
Cellular Immunotherapeutics
Discovery Pipeline
Research
Pre-Clinical
Small Molecules
Diagnostic Markers

CELERA DIAGNOSTICS

CELERA

BIOLOGICS: WHY ONCOLOGY?

Unmet Medical Need

- Second leading cause of death in US
  - Lifetime Risk of Cancer Diagnosis: 43.5% for Males, 38.3% for Females
  - Lifetime Risk of Cancer Death: 23.2% for Males, 20.4% for Females
- $107 billion—economic cost of cancer annually
  - $37B in direct medical costs
  - Current $15B global therapeutic segment
  - Expected to grow 12.5% per year to $26.7 billion in 2005

Strategic Fit

- Leverages Celera's industrialized proteomics
- Synergy with small molecule drug discovery & development
- In-house expertise in oncology


Revenues/Value
THERAPEUTICS
DIAGNOSTICS
ONLINE INFORMATION
1999

CELERA

THE NEXT-GENERATION BIOPHARMACEUTICAL COMPANY



Revenues/Value
CELERA THERAPEUTICS
PRODUCT REVENUES
MILESTONE PAYMENTS
CELERA DIAGNOSTICS
RESEARCH FUNDING
CELERA ONLINE INFORMATION
1999

CELERA

NEAR-TERM GOALS

- Achieve financial objectives
  - Profitability in online business
  - 40-50% revenue growth
- Partner inherited small molecule chronic disease programs
- Identification and validation of targets
- Move proprietary targets into small molecule discovery and immunotherapeutic discovery
- Establish therapeutic and technology collaborations around new programs
- Complete genome resequencing program

CELERA'S GOALS TODAY

ARTICULATE THE STRATEGY, RATIONALE, & VALUE PROPOSITION

SEPARATE CELERA FROM THE PACK

- Expect >$125 million revenue this year
- Online business profitable in fiscal 2002
- Genomics leadership
- Proteomics approach
- Robust target definition
- Chemical annotation and parallel processes
- Parallel paths to the target & drug
- Truly industrialized biological processes

SCOTT PATTERSON Ph.D

VICE PRESIDENT, PROTEOMICS

ACCELERATE DISCOVERY

DISCOVERY CAN'T WAIT



CELERA

WHY PROTEOMICS?


DNA
RNA
Proteins
Modified Proteins
>30,000 genes
100,000's of proteins

- Protein products are not predictable from the genome
- Gene expression is dynamic
- The protein is the target!
- Other approaches yielding poorly characterized targets

PROTEOMIC DRIVEN DISCOVERY

Proteomics component of therapeutic strategy: Discover diagnostic (surrogate/biomolecular) markers of disease and targets for the therapeutic intervention of diseases

Deliverable: Proteins differentially expressed in disease tissue compared with normal tissue (using chromatography-mass spectrometry)

- *Small Molecule targets:* Find proteases, kinases, etc that are present in disease compared with normal tissue (biochemically enrich)
- *Therapeutic Ab targets:* Find proteins on the surface of cells that are present in disease compared with normal tissue
- *Cellular Immunotherapeutic Candidates:* Any of above + any other protein that is present in disease compared with normal tissue
- *Markers:* Find proteins present in sera of patients with disease that are absent in normal sera

CELERA'S PROTEOMICS ADVANTAGE

The genome is sequenced – by definition all 'targets' are known

Companies are awash with 'targets' (biological significance?)

WHY CONDUCT PROTEOMICS-BASED TARGET DISCOVERY?

The current targets were poorly defined

- Identified via gene expression profiling (mRNA level does not always equal protein level) – *the protein is the target!*
- Cumbersome protein discovery methods led to small numbers of samples analyzed – *need more statistical significance*
- Attempts made to characterize all protein levels in samples despite wide dynamic range – *focus on proteins in druggable classes*

FOCUSED PROTEIN-BASED DISCOVERY AT SCALE →

TARGETS WITH GOOD STATISTICS IN CLASSES THAT PRODUCE PRODUCTS

CELERA'S INDUSTRIAL-SCALE PROTEOMICS APPROACH

BIOLOGICAL EXPERIMENTAL DESIGN

- Capability to run many different experiments and replicates

CELERA'S INDUSTRIAL-SCALE PROTEOMICS APPROACH

BIOLOGICAL EXPERIMENTAL DESIGN

TECHNOLOGY

- Utilization of latest chromatography-mass spectrometry-based technology (LC-MS and TOF-TOF) – Not 2-D gels!

CELERA'S INDUSTRIAL-SCALE PROTEOMICS APPROACH

BIOLOGICAL EXPERIMENTAL DESIGN

TECHNOLOGY

INTEGRATED CHEMISTRY & BIOLOGY

- Chemical proteomics and focused protein class enrichment
- Biological expertise in experimental design and cell sorting capacity

CELERA'S INDUSTRIAL-SCALE PROTEOMICS APPROACH

BIOLOGICAL EXPERIMENTAL DESIGN

TECHNOLOGY

INTEGRATED CHEMISTRY & BIOLOGY

COMPUTATIONAL POWER

BIOLOGY AT SCALE (HEALTHY VS. DISEASED)



Hs766T vs MiaPaCa (3X)
Hs766T vs PANC-1 (3X)
1212
96
25
1182
86
20
11
Statistical significance increases with additional replicates
Statistically significant and biologically relevant targets

CELERA

HIGH-EFFICIENCY PROTEOMICS (applied to small molecule drug discovery)



Proteomics
Informatics
Sorting of cells from tissue, *in vitro* cell culture
Affinity chromatography (MDLC)
Quantitation & Identification (LC-MS, MS/MS)
Genome Sequence (identification) & *in silico* triage)
INPUT: Normal & disease samples (+ *in vitro*)
Affinity capture of protein class (*in vitro*/ *in vivo*)
Proteomic profiling of differences
Validate with class-specific inhibitors (*in vitro*/ *in vivo*)
Structure-based drug design
OUTPUT: Optimized Lead
X-ray crystallography
Focused library (+biology)
Class-specific agonists/antagonists
Activity-based affinity reagents/Chemical annotation
Chemistry

CELERA

PLASMA MEMBRANE PROTEIN CAPTURE Surface treatment (-/+)



–
PHASE CONTRAST
+
–
FLUORESCENCE
+

CELERA MEMBRANE PROTEIN CAPTURE TECHNOLOGY


Traditional membrane protein capture methodology
Celera's membrane protein capture methodology
20%
80%
Percentage of membrane proteins identified

CELERA

PROTEOMICS FACTORY: *Experience…Focus…Scale*

Experienced Staff
- >50 Staff in Cell Biology, Protein Chemistry and Mass Spectrometry

Cell Biology
- Cell culture, including generation of immortalized lines from patient cells
- Cell sorting, sub-cellular fractionation
- Apoptosis, proliferation, cell cycle

Protein Chemistry
- Multi-dimensional chromatography (utilizing ICAT™ reagent)
- Chemical proteomics for small molecule target discovery (with CRA-SSF)

Mass Spectrometry
- LC-MS(/MS) using Mariner™ and Q-Star™ platforms
- High-throughput identification using MALDI-TOF-TOF-MS (Voyager 4700 Proteomics Analyzer™)

Dedicated Facility
- 18 Multi-dimensional LC's (BioCad Vision)
- 35 Mass spectrometers (Mariner™, Q-Star™, 4700 Proteomics Analyzer™)

COMPETITITVE ADVANTAGE--CELERA'S INDUSTRIAL-SCALE PROTEOMICS

BIOLOGICAL EXPERIMENTAL DESIGN

TECHNOLOGY

INTEGRATED CHEMISTRY & BIOLOGY

COMPUTATIONAL POWER

STEPHEN HOFFMAN, M.D.

SENIOR VICE PRESIDENT, BIOLOGICS

ACCELERATE DISCOVERY

DISCOVERY CAN'T WAIT



CELERA

PARALLEL APPROACHES TO THERAPEUTIC DISCOVERY


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers
Antibody Immunotherapeutics
Cellular Immunotherapeutics
Discovery Pipeline
Research
Pre-Clinical
Small Molecules
Diagnostic Markers
CELERA DIAGNOSTICS

CELERA

BIOLOGICS STRATEGY

GOAL: Develop antibody and cellular immunotherapies for cancer.

STRATEGY: Complement core proteomics platform with immunology, pathology, and biology to rapidly identify & validate targets and leads to bring to strategic partnerships

- highly specific for the tumor
- potent *in vitro*
- efficacious in primary animal models

TARGET IDENTIFICATION

Antibody immunotherapies



- Proteins differentially expressed on the surface of tumor cells
  - Method: LC-MS with enrichment for plasma membrane proteins

Cellular immunotherapies



- Proteins differentially expressed in any cellular compartment (because they can be processed and displayed on the surface)
  - Method: LC-MS with enrichment for cytosolic fraction

PROTEOMIC DRIVEN DISCOVERY—ANTIBODIES

Proteomics component of therapeutic strategy: Discover diagnostic (surrogate/biomolecular) markers of disease and targets for the therapeutic intervention of diseases

Deliverable: Proteins differentially expressed in disease tissue compared with normal tissue (using chromatography-mass spectrometry)

- *Small Molecule targets:* Find proteases, kinases, etc that are present in disease compared with normal tissue (biochemically enrich)
- *Therapeutic Ab targets:* Find proteins on the surface of cells that are present in disease compared with normal tissue
- *Cellular Immunotherapeutic Candidates:* Any of above + any other protein that is present in disease compared with normal tissue
- *Markers:* Find proteins present in sera of patients with disease that are absent in normal sera

MEMBRANE PROTEIN CAPTURE ACCELERATES DISCOVERY

Traditional membrane protein capture methodology

Celera's membrane protein capture methodology


20%
80%

Percentage of membrane proteins identified

Celera's process zeros in on proteins suited as antibody targets

ROLE OF THERAPEUTIC PRODUCT DEVELOPMENT COLLABORATIONS

Leverage combined capabilities to..

- Speed products to market
- Build knowledge and expertise
- Share risk and funding burden

Partner selection based on...

- Uniqueness and depth of capabilities
- Complementary disease expertise
- Focus and commitment
- Financial stability

CELERA

MIKE VENUTI, PhD

GENERAL MANAGER, CELERA S. SAN FRANCISCO

ACCELERATE DISCOVERY

DISCOVERY CAN'T WAIT



CELERA

SMALL MOLECULE THERAPEUTICS


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers
Antibody Immunotherapeutics
Cellular Immunotherapeutics
Discovery Pipeline
Research
Pre-Clinical
Small Molecules
Diagnostic Markers
CELERA DIAGNOSTICS

CELERA

PROTEOMIC DRIVEN DISCOVERY—SMALL MOLECULES

Proteomics component of therapeutic strategy: Discover diagnostic (surrogate/biomolecular) markers of disease and targets for the therapeutic intervention of diseases

Deliverable: Proteins differentially expressed in disease tissue compared with normal tissue (using chromatography-mass spectrometry)

- *Small Molecule targets:* Find proteases, kinases, etc that are present in disease compared with normal tissue (biochemically enrich)
- *Therapeutic Ab targets:* Find proteins on the surface of cells that are present in disease compared with normal tissue
- *Cellular Immunotherapeutic Candidates:* Any of above + any other protein that is present in disease compared with normal tissue
- *Markers:* Find proteins present in sera of patients with disease that are absent in normal sera

SMALL MOLECULE STRATEGY

GOAL: Identify clinical development candidates

- proprietary oncology projects
- partnered chronic disease programs

STRATEGY: integration at the discovery level results in better selection of a small molecules to validate the target and identify preclinical candidates for safety and toxicology studies:

- highly specific for the target
- potent *in vitro*
- efficacious in primary animal models
- orally bioavailable as required
- suitable pharmacokinetic and pharmacodynamic profile based on market requirements

FACILITY & TECHNOLOGY PLATFORM—S. SAN FRANCISCO

140+ chemists, biologists and other specialists

Three buildings (120K sq ft) in biotech sector

Integrated research & development capabilities

- biological and chemical target validation methods
- cloning & recombinant expression
- *in vitro* assay systems for screening
- structural biophysics and structure-based design
- medicinal & combinatorial chemistry
- pharmacology and PK/ADME
- formulation and predevelopment for clinical candidate identification

MEDICINAL CHEMISTRY

Lead optimization through Medicinal Chemistry

- 60 bench chemists organized in groups of 8-10
- Assigned to one project or lead program by group
- Work as part of project team with computational and structural chemistry, biochemistry, pharmacology and PK

New MedChem facility opened
Nov. 2001 to house 90+ chemists


CELERA

CELERA

STRUCTURE-BASED DRUG DESIGN

When target protein structure is known, in-house structure-based drug design used for optimization

- 12 structural and computational chemists
- in-house X-Ray crystallography
- modeling studies utilize X-ray data to
    - prioritize synthetic options
    - estimate a binding mode for inhibitors

generated over 140 X-ray crystal structures last year





CELERA

COMPUTATIONAL CHEMISTRY

Proprietary docking and lead optimization algorithms

- Use novel electronic & steric characteristics of organic molecules to predict protein recognition of a compound

- A key docking simulation has been ported to the Celera supercomputer, yielding a speedup of 1,000x



- Medicinal chemistry simulations that used to take days, now take minutes.



OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION



Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

Small molecule discovery platform is suitable for either validated target families or novel individual targets through a balance of:

- structure-based drug design
- small molecule HTS using diversity
- Use candidate compounds to validate the potential target

OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

TARGETS IN GENE FAMILIES

Concentration by target family offers synergies in multiple technologies

- molecular biology
- expression and purification
- primary assay development and anti-target panels
- crystallographic data collection and reduction
- compound classes as leads
- PK by compound class

SERINE PROTEASES

Structural studies yield novel inhibitors


Phe41
His57
Asp102
Tyr151
Tyr228

Zinc-dependent



Multi-center H-bond

SERINE PROTEASES

Novel Approaches To Serine Proteases			
Tryptase	preclinical compounds	BAY 44-3965 APC-2059	asthma ulcerative colitis
Urokinase	preclinical compounds	APC-11852 & 15411	pancreatic cancer
Hepsin	lead optimization	APC-14172 & analogs	prostate cancer
Factorn VIIa	preclinical compounds	APC-17416 & analogs	thrombosis

CELERA

CYSTEINE PROTEASES

Comparative structural studies yielded three classes of CPIs with interchangeable SAR



Cathepsin K

CYSTEINE PROTEASES

Novel Approaches To Cysteine Proteases		
Cat K	oral IND candidate - 2 backups	osteoporosis
Cat S	preclinical compounds	rheumatoid arthritis, asthma, COPD, atherosclerosis, MS
Cat B	proof-of-concept (X)	tumor invasion and metastasis
Cat F	preclinical compounds	inflammation
Cat V	proof-of-concept	colorectal cancer

OUR DISCOVERY PROCESS:
PARALLEL APPROACHES TO TARGET IDENTIFICATION


Genomics: Target Gene Family
Proteomics: Disease Specific
Candidate Targets & Markers

PROTEOMICS & CHEMICAL ANNOTATION

Early chemical validation strategies to assess druggability of new target classes and new members of known classes

- Development of affinity reagents
  - Chemical proteomics group established
- Binding capacity of a new protein
  - Pilot study with Graffinity (Heidelberg)
- Amenability to crystallization for X-ray
  - Pilot study with Syrrx (San Diego)
- Antisense gene functionalization
  - 200+ novel genes submitted to Isis

PRE-CLINICAL PROTEASE PROGRAMS

Indication	Target (Partner)
Osteoporosis	Cathepsin K (Merck)
Inflammation and autoimmune disease	Cathepsin S (Aventis)
Inflammation, asthma, MS	Cathepsin F
Thrombosis	fVIIa
Colon cancer	Cathepsin V
Prostate cancer	Hepsin
Pancreatic cancer	Urokinase

PRE-CLINICAL PROTEASE PROGRAMS

Ready for Partnering

Indication	Target (Partner)
Osteoporosis	Cathepsin K (Merck)
Inflammation and autoimmune disease	Cathepsin S (Aventis)
Inflammation, asthma, MS	Cathepsin F
Thrombosis	fVIIa
Colon cancer	Cathepsin V
Prostate cancer	Hepsin
Pancreatic cancer	Urokinase

SYNERGIES IN SMALL MOLECULE DISCOVERY

The small molecule discovery platform is suited for either validated target families or novel individual targets through a balance of 2 approaches

- structure-based drug design
- small molecule HTS using diversity

Discovery synergies between Rockville & S. San Francisco yield:

- quality development candidates for both partnered and proprietary programs
- Improved efficiencies and robust target validation through parallel high throughput processes, chemical annotation